 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2015

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective as of November 21, 2015, Aurora Energy Partners (“Aurora”), a partnership of which Victory Energy Corporation (the “Company”) is the managing partner and owner of 50% of the outstanding partnership interests, the Company and Trilogy Operating, Inc. (“Trilogy”) entered into a Settlement Agreement and Release (the “Settlement Agreement and Release”) to settle the outstanding litigation between Aurora and Trilogy in the case styled Trilogy Operating, Inc. v. Aurora Energy Partners, which was pending in Howard County, Texas (the “Litigation”).
Pursuant to the Settlement Agreement and Release, Aurora agreed to assign any and all of its interests in four specified wells located in Glasscock and Howard Counties, those being Wagga Wagga #2, Homar #1, Ballarat ‘185’ #1 and BOA North #5 (collectively, the “Obligation Wells”). Aurora’s assignment of the Obligation Wells will be effective as of May 1, 2014. Aurora and Trilogy further agreed to mutually release each other from any and all demands, claims and causes of action, whether known or unknown, asserted or unasserted, in the Litigation, but only insofar as such claims, demands and causes of action pertain to and are related or connected to the Obligation Wells.
The Company has not historically included any production or reserve information in its financial or operational reporting in any of its prior filings for these Obligation Wells. The Company will record a $637,000 non cash gain on the settlement of this matter in its fourth quarter 2015 results of operations.
The foregoing description of the Settlement Agreement and Release is a summary only and is qualified in its entirety by reference to the complete text of the Settlement Agreement and Release, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
For additional information regarding the litigation between Aurora and Trilogy that was settled pursuant to the Settlement Agreement and Release, see Note 10: Commitments and Contingencies in the Notes to Condensed Consolidated Financial Statements of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which was filed with the Securities and Exchange Commission on October 29, 2015.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Settlement Agreement and Release among Aurora Energy Partners, Victory Energy Corporation and Trilogy Operating, Inc. dated effective November 21, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: November 27, 2015	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer